SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):       October 15, 2003

CADENCE DESIGN SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-10606	77-0148231
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2655 SEELY AVENUE, BUILDING 5
SAN JOSE, CALIFORNIA 95134
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (408) 943-1234

Item 12. Results of Operations and Financial Condition
Signature
EXHIBIT INDEX
EXHIBIT 99.1

Item 12. Results of Operations and Financial Condition

     The following information is furnished pursuant to Item 9, Regulation FD Disclosure, and Item 12, Results of Operations and Financial Condition.

     On October 15, 2003, Cadence Design Systems, Inc. issued a press release announcing its financial results for the third quarter of 2003. A copy of the press release is attached hereto as Exhibit 99.1.

     The following exhibits are filed with this report on Form 8-K.

Exhibit No.	Description

99.1	Press Release issued by Cadence Design Systems, Inc., dated October 15, 2003.

2

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated as of October 15, 2003

CADENCE DESIGN SYSTEMS, INC.

By:	/s/ William Porter

William Porter
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Cadence Design Systems, Inc., dated October 15, 2003.